Employee Benefits and Other Expenses	12 Months Ended
Dec. 31, 2011
Employee Benefits And Other Expenses Disclosure [Abstract]
Employee Benefits and Other Expenses

Pension and Postretirement Plans

We sponsor a noncontributory qualified defined benefit retirement plan, the Wells Fargo & Company Cash Balance Plan (Cash Balance Plan), which covers eligible employees of Wells Fargo. Benefits accrued under the Cash Balance Plan were frozen effective July 1, 2009.

       On April 28, 2009, the Board of Directors approved amendments to freeze the benefits earned under the Wells Fargo qualified and supplemental Cash Balance Plans and the Wachovia Corporation Pension Plan, a cash balance plan that covered eligible employees of the legacy Wachovia Corporation, and to merge the Wachovia Pension Plan into the qualified Cash Balance Plan. These actions became effective on July 1, 2009.

       Prior to July 1, 2009, eligible employees' cash balance plan accounts were allocated a compensation credit based on a percentage of their qualifying compensation. The compensation credit percentage was based on age and years of credited service. The freeze discontinues the allocation of compensation credit for services after June 30, 2009. Investment credits continue to be allocated to participants based on their accumulated balances. Employees become vested in their Cash Balance Plan accounts after completing three years of vesting service.

       Freezing and merging the above plans effective July 1, 2009, resulted in a re-measurement of the pension obligations and plan assets as of April 30, 2009. As a result of freezing our pension plans, we revised our amortization life for actuarial gains and losses from 5 years to 13 years to reflect the estimated average remaining participation period. These actions lowered pension cost by approximately $500 million for 2009, including $67 million of one-time curtailment gains.

We did not make a contribution to our Cash Balance Plan in 2011. We do not expect that we will be required to make a contribution to the Cash Balance Plan in 2012; however, this is dependent on the finalization of the actuarial valuation. Our decision of whether to make a contribution in 2012 will be based on various factors including the actual investment performance of plan assets during 2012. Given these uncertainties, we cannot estimate at this time the amount, if any, that we will contribute in 2012 to the Cash Balance Plan. For the nonqualified pension plans and postretirement benefit plans, there is no minimum required contribution beyond the amount needed to fund benefit payments; we may contribute more to our postretirement benefit plans dependent on various factors.

       We provide health care and life insurance benefits for certain retired employees and reserve the right to terminate, modify or amend any of the benefits at any time.

       The information set forth in the following tables is based on current actuarial reports using the measurement date of December 31 for our pension and postretirement benefit plans.

The changes in the projected benefit obligation of pension benefits and the accumulated benefit obligation of other benefits and the fair value of plan assets, the funded status and the amounts recognized in the balance sheet were

	December 31,
	2011			2010
	Pension benefits			Pension benefits
		Non-	Other		Non-	Other
(in millions)	Qualified	qualified	benefits	Qualified	qualified	benefits
Change in benefit obligation:
Benefit obligation at beginning of year	$10,337	693	1,398	10,038	681	1,401
Service cost	6	1	13	5	-	13
Interest cost	520	34	71	554	37	78
Plan participants’ contributions	-	-	88	-	-	74
Actuarial loss (gain)	501	33	(105)	386	46	(5)
Benefits paid	(726)	(70)	(161)	(652)	(71)	(147)
Curtailment	(3)	-	-	-	-	-
Amendments	-	-	-	2	-	-
Liability transfer	-	-	-	-	-	(17)
Foreign exchange impact	(1)	-	-	4	-	1
Benefit obligation at end of year	10,634	691	1,304	10,337	693	1,398
Change in plan assets:
Fair value of plan assets at beginning of year	9,639	-	697	9,112	-	376
Actual return on plan assets	139	-	10	1,163	-	33
Employer contribution	10	70	6	12	71	361
Plan participants’ contributions	-	-	88	-	-	74
Benefits paid	(726)	(70)	(161)	(652)	(71)	(147)
Foreign exchange impact	(1)	-	-	4	-	-
Fair value of plan assets at end of year	9,061	-	640	9,639	-	697
Funded status at end of year	$(1,573)	(691)	(664)	(698)	(693)	(701)
Amounts recognized in the balance sheet at end of year:
Liabilities	$(1,573)	(691)	(664)	(698)	(693)	(701)

The accumulated benefit obligation for the defined benefit pension plans was $11.3 billion and $11.0 billion at December 31, 2011 and 2010, respectively.

The following table provides information for pension plans with benefit obligations in excess of plan assets.

	December 31,
(in millions)	2011	2010
Projected benefit obligation	$11,325	11,030
Accumulated benefit obligation	11,321	11,019
Fair value of plan assets	9,061	9,639

       The components of net periodic benefit cost were:

	Year ended December 31,
	2011			2010			2009
	Pension benefits			Pension benefits			Pension benefits
		Non-	Other		Non-	Other		Non-	Other
(in millions)	Qualified	qualified	benefits	Qualified	qualified	benefits	Qualified	qualified	benefits
Service cost	$6	1	13	5	-	13	210	8	13
Interest cost	520	34	71	554	37	78	595	43	83
Expected return on plan assets	(759)	-	(41)	(717)	-	(29)	(643)	-	(29)
Amortization of net actuarial loss	86	6	-	105	3	1	194	2	3
Amortization of prior service cost	-	-	(3)	-	-	(4)	-	(1)	(3)
Settlement Loss	4	3	-	-	-	-	-	-	-
Curtailment loss (gain)	-	-	-	3	-	(4)	(32)	(33)	-
Net periodic benefit cost	(143)	44	40	(50)	40	55	324	19	67
Other changes in plan assets
and benefit obligations
recognized in other
comprehensive income:
Net actuarial loss (gain)	1,120	33	(74)	(59)	46	(9)	(346)	25	99
Amortization of net actuarial loss	(86)	(6)	-	(105)	(3)	(1)	(194)	(2)	(3)
Prior service cost	-	-	-	2	-	-	-	-	-
Amortization of prior service cost	-	-	3	-	-	4	-	1	3
Settlement	(4)	(3)	-	-	-	-	-	-	-
Curtailment	(3)	-	-	(3)	-	4	32	33	-
Net gain on amendment	-	-	-	-	-	-	-	-	(54)
Translation adjustments	(1)	-	-	-	-	-	3	-	2
Total recognized in other
comprehensive income	1,026	24	(71)	(165)	43	(2)	(505)	57	47
Total recognized in net periodic
benefit cost and other
comprehensive income	$883	68	(31)	(215)	83	53	(181)	76	114

Amounts recognized in accumulated OCI (pre tax) consist of:

	December 31,
	2011			2010
	Pension benefits			Pension benefits
		Non-	Other		Non-	Other
(in millions)	Qualified	qualified	benefits	Qualified	qualified	benefits
Net actuarial loss	$2,699	137	61	1,672	113	135
Net prior service credit	-	-	(27)	-	-	(30)
Net transition obligation	-	-	1	-	-	1
Translation adjustments	-	-	-	1	-	-
Total	$2,699	137	35	1,673	113	106

We generally amortize net actuarial gain or loss in excess of a 5% corridor from accumulated OCI into net periodic pension cost over the estimated average remaining participation period. The net actuarial loss for the defined benefit pension plans and other post retirement plans that will be amortized from accumulated OCI into net periodic benefit cost in 2012 is $141 million. The net prior service credit for the other post retirement plans that will be amortized from accumulated OCI into net periodic benefit cost in 2012 is $2 million.

Plan Assumptions

For the years ended December 31, 2011 and 2010, the weighted-average discount rate used to determine the projected benefit obligation for pension benefits (qualified and nonqualified) was 5.00% and 5.25%, respectively, and for other postretirement benefits was 4.75% and 5.25%, respectively. We use a consistent methodology to determine the discount rate that is based on an established yield curve methodology. This methodology incorporates a broad group of top quartile Aa bonds consisting of approximately 250-275 bonds. The discount rate is determined by matching this yield curve with the timing and amounts of the expected benefit payments for our plans.

The weighted-average assumptions used to determine the net periodic benefit cost were:

	December 31,
	2011		2010		2009
	Pension	Other	Pension	Other	Pension	Other
	benefits (1)	benefits	benefits (1)	benefits	benefits (1)	benefits
Discount rate (2)	5.25%	5.25	5.75	5.75	7.42	6.75
Expected return on plan assets	8.25	6.00	8.25	8.25	8.75	8.75
Rate of compensation increase	-	-	-	-	4.0	-

(1)       Includes both qualified and nonqualified pension benefits.

(2)       Due to the freeze of the Wells Fargo qualified and supplemental Cash Balance Plans and the Wachovia Corporation Pension Plan, the discount rate for the 2009 pension benefits was the weighted average of 6.75% from January through April and 7.75% from May through December.

       Our determination of the reasonableness of our expected long-term rate of return on plan assets is highly quantitative by nature. We evaluate the current asset allocations and expected returns under two sets of conditions: projected returns using several forward-looking capital market assumptions, and historical returns for the main asset classes dating back to 1970 or the earliest period for which historical data was readily available for the asset classes included. Using long term historical data allows us to capture multiple economic environments, which we believe is relevant when using historical returns. We place greater emphasis on the forward-looking return and risk assumptions than on historical results. We use the resulting projections to derive a base line expected rate of return and risk level for the Cash Balance Plans' prescribed asset mix.

       We evaluate the portfolio based on: (1) the established target asset allocations over short term (one-year) and longer term (ten-year) investment horizons, and (2) the range of potential outcomes over these horizons within specific standard deviations. We perform the above analyses to assess the reasonableness of our expected long-term rate of return on plan assets. We consider the expected rate of return to be a long-term average view of expected returns. The expected rate of return would be assessed for significant long-term changes in economic conditions or in planned portfolio composition.

       To account for postretirement health care plans we use health care cost trend rates to recognize the effect of expected changes in future health care costs due to medical inflation, utilization changes, new technology, regulatory requirements and Medicare cost shifting. In determining the end of year benefit obligation we assume average annual increases of approximately 7.75% for health care costs in 2012. This rate is assumed to trend down 0.25% per year until the trend rate reaches an ultimate rate of 5.0% in 2023. The 2011 periodic benefit cost was determined using initial annual trend rates of 8.0%. These rates were assumed to decrease 0.25% per year until they reached ultimate rates of 5.0% in 2023. Increasing the assumed health care trend by one percentage point in each year would increase the benefit obligation as of December 31, 2011, by $63 million and the total of the interest cost and service cost components of the net periodic benefit cost for 2011 by $3 million. Decreasing the assumed health care trend by one percentage point in each year would decrease the benefit obligation as of December 31, 2011, by $56 million and the total of the interest cost and service cost components of the net periodic benefit cost for 2011 by $3 million.

Investment Strategy and Asset Allocation

We seek to achieve the expected long-term rate of return with a prudent level of risk given the benefit obligations of the pension plans and their funded status. Our overall investment strategy is designed to provide our Cash Balance Plan with a balance of long-term growth opportunities and short-term benefit strategies while ensuring that risk is mitigated through diversification across numerous asset classes and various investment strategies. We target the asset allocation for our Cash Balance Plan at a target mix range of 35-55% equities, 35-55% fixed income, and approximately 10% in real estate, venture capital, private equity and other investments. The Employee Benefit Review Committee (EBRC), which includes several members of senior management, formally reviews the investment risk and performance of our Cash Balance Plan on a quarterly basis. Annual Plan liability analysis and periodic asset/liability evaluations are also conducted.

       The investment strategy for assets held in the Retiree Medical Plan Voluntary Employees' Beneficiary Association (VEBA) trust is established separately from the strategy for the assets in the Cash Balance Plan. The general target asset mix is 20-40% equities and 60-80% fixed income. In addition, the strategy for the VEBA trust assets considers the effect of income taxes by utilizing a combination of variable annuity and low turnover investment strategies. Members of the EBRC formally review the investment risk and performance of these assets on a quarterly basis.

Projected Benefit Payments

Future benefits that we expect to pay under the pension and other benefit plans are presented in the following table. Other benefits payments are expected to be reduced by prescription drug subsidies from the federal government provided by the Medicare Prescription Drug, Improvement and Modernization Act of 2003.

	Pension benefits		Other benefits
		Non-	Future	Subsidy
(in millions)	Qualified	qualified	benefits	receipts
Year ended
December 31,
2012	$788	73	102	14
2013	768	70	105	14
2014	749	67	107	15
2015	746	63	110	10
2016	742	63	111	10
2017-2021	3,455	286	548	49

Fair Value of Plan Assets

The following table presents the balances of pension plan assets and other benefit plan assets measured at fair value. Other benefit plan assets include assets held in a 401(h) trust, which are invested using the same asset allocation targets as the Cash Balance Plan, and assets held in a VEBA trust. See Note 17 for fair value hierarchy level definitions.

	Carrying value at year end
	Pension plan assets				Other benefits plan assets
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
December 31, 2011
Cash and cash equivalents	$-	432	-	432	180	33	-	213
Long duration fixed income(1)	376	2,229	1	2,606	13	74	-	87
Intermediate (core) fixed income (2)	88	380	6	474	4	60	-	64
High-yield fixed income	10	366	1	377	-	12	-	12
International fixed income	147	184	-	331	5	6	-	11
Domestic large-cap stocks (3)	1,163	600	2	1,765	39	31	-	70
Domestic mid-cap stocks	364	183	-	547	12	21	-	33
Domestic small-cap stocks (4)	281	10	-	291	9	17	-	26
International stocks (5)	570	349	1	920	19	40	-	59
Emerging market stocks	-	574	-	574	-	19	-	19
Real estate/timber (6)	102	-	355	457	3	-	12	15
Multi-strategy hedge funds (7)	-	-	251	251	-	-	8	8
Private equity	-	-	129	129	-	-	4	4
Other	-	29	46	75	1	1	23	25
Total plan investments	$3,101	5,336	792	9,229	285	314	47	646
Payable upon return of securities loaned				(145)				(5)
Net receivables (payables)				(23)				(1)
Total plan assets				$9,061				640
December 31, 2010
Cash and cash equivalents	$47	488	-	535	220	34	-	254
Intermediate (core) fixed income (2)	297	1,964	10	2,271	10	109	-	119
High-yield fixed income	1	406	1	408	-	14	-	14
International fixed income	-	263	-	263	-	8	-	8
Specialty fixed income	-	95	-	95	-	3	-	3
Domestic large-cap stocks (3)	1,323	867	4	2,194	43	40	-	83
Domestic mid-cap stocks	263	129	-	392	9	20	-	29
Domestic small-cap stocks (4)	851	37	-	888	28	20	-	48
International stocks (5)	948	403	6	1,357	31	46	-	77
Emerging market stocks	-	700	-	700	-	23	-	23
Real estate/timber (6)	105	-	360	465	3	-	12	15
Multi-strategy hedge funds (7)	-	-	313	313	-	-	10	10
Private equity	-	-	112	112	-	-	4	4
Other	-	31	41	72	1	1	22	24
Total plan investments	$3,835	5,383	847	10,065	345	318	48	711
Payable upon return of securities loaned				(145)				(5)
Net receivables (payables)				(281)				(9)
Total plan assets				$9,639				697

(1)       This category includes a diversified mix of assets which are being managed in accordance with a duration target of approximately 10 years and an emphasis on corporate credit bonds combined with investments in U.S. Treasury securities and other U.S. agency and non-agency bonds. Investments in this category were made beginning in 2011.

(2)       This category includes assets that are primarily intermediate duration, investment grade bonds held in investment strategies benchmarked to the Barclays Capital U.S. Aggregate Bond Index. Includes U.S. Treasury securities, agency and non-agency asset-backed bonds and corporate bonds.

(3)       This category covers a broad range of investment styles, both active and passive approaches, as well as style characteristics of value, core and growth emphasized strategies. Assets in this category are currently diversified across nine unique investment strategies. For December 31, 2011 and 2010, respectively, approximately 34% and 33% of the assets within this category are passively managed to popular mainstream market indexes including the Standard & Poor's 500 Index; excluding the allocation to the S&P 500 Index strategy, no single investment manager represents more than 2.5% of total plan assets.

(4)       This category consists of a highly diversified combination of four distinct investment management strategies with no single strategy representing more than 2% of total plan assets. Allocations in this category are primarily spread across actively managed approaches with distinct value and growth emphasized approaches in fairly equal proportions.

(5)       This category includes assets diversified across eight unique investment strategies providing exposure to companies based primarily in developed market, non-U.S. countries with no single strategy representing more than 2.5% of total plan assets.

(6)       This category primarily includes investments in private and public real estate, as well as timber specific limited partnerships; real estate holdings are diversified by geographic location and sector (e.g., retail, office, apartments).

(7)       This category consists of several investment strategies diversified over 30 hedge fund managers. Single manager allocation exposure is limited to 0.15% (15 basis points) of total plan assets.

The changes in Level 3 pension plan and other benefit plan assets measured at fair value are summarized as follows:

				Purchases,
				sales,
	Balance			issuances	Transfers	Balance
	beginning	Gains (losses)		and	into	end of
(in millions)	of year	Realized	Unrealized (1)	settlements (net)	Level 3	year
Year ended December 31, 2011
Pension plan assets
Long duration fixed income	$-	-	-	1	-	1
Intermediate (core) fixed income	10	-	1	(5)	-	6
High-yield fixed income	1	-	-	-	-	1
Domestic large-cap stocks	4	-	(1)	(1)	-	2
International stocks	6	-	(1)	(4)	-	1
Real estate/timber	360	10	22	(37)	-	355
Multi-strategy hedge funds	313	5	(3)	(64)	-	251
Private equity	112	1	16	-	-	129
Other	41	4	-	1	-	46
	$847	20	34	(109)	-	792
Other benefits plan assets
Real estate/timber	$12	-	-	-	-	12
Multi-strategy hedge funds	10	-	-	(2)	-	8
Private equity	4	-	-	-	-	4
Other	22	-	-	1	-	23
	$48	-	-	(1)	-	47
Year ended December 31, 2010
Pension plan assets
Intermediate (core) fixed income	$9	-	2	(3)	2	10
High-yield fixed income	-	-	-	1	-	1
Domestic large-cap stocks	5	-	1	(2)	-	4
International stocks	1	-	2	3	-	6
Real estate/timber	353	(6)	8	5	-	360
Multi-strategy hedge funds	339	6	12	(44)	-	313
Private equity	83	1	10	18	-	112
Other	46	9	(1)	(13)	-	41
	$836	10	34	(35)	2	847
Other benefits plan assets
Real estate/timber	$4	(7)	10	5	-	12
Multi-strategy hedge funds	5	(1)	(3)	9	-	10
Private equity	2	-	1	1	-	4
Other	21	(1)	-	2	-	22
	$32	(9)	8	17	-	48

(1)       All unrealized gains (losses) relate to instruments held at period end.

Valuation Methodologies Following is a description of the valuation methodologies used for assets measured at fair value.

Cash and Cash Equivalents – includes highly liquid government securities such as U.S. Treasuries. Also includes investments in collective investment funds valued at fair value based upon the quoted market values of the underlying net assets. The unit price is quoted on a private market that is not active; however, the unit price is based on underlying investments traded on an active market. Investments in registered investment companies are valued at the NAV of shares held at year end.

Long Duration, Intermediate (Core), High-Yield, International and Specialty Fixed Income – includes investments traded on the secondary markets; prices are measured by using quoted market prices for similar securities, pricing models, discounted cash flow analyses using significant inputs observable in the market where available or combination of multiple valuation techniques. Also includes investments in registered investment companies, collective investment funds and government securities described above.

Domestic, International and Emerging Market Stocks – investments in exchange-traded equity securities are valued at quoted market values. Also includes investments in registered investment companies and collective investment funds described above.

Real Estate and Timber – the fair value of real estate and timber is estimated based primarily on appraisals prepared by third-party appraisers. Market values are estimates and the actual market price of the real estate can only be determined by negotiation between independent third parties in a sales transaction. Also includes investments in exchange-traded equity securities described above.

Multi-Strategy Hedge Funds and Private Equity – the fair values of hedge funds are valued based on the proportionate share of the underlying net assets of the investment funds that comprise the fund, based on valuations supplied by the underlying investment funds. Investments in private equity funds are valued at the NAV provided by the fund sponsor. Market values are estimates and the actual market price of the investments can only be determined by negotiation between independent third parties in a sales transaction.

Other – the fair values of miscellaneous investments are valued at the NAV provided by the fund sponsor. Market values are estimates and the actual market price of the investments can only be determined by negotiation between independent third parties in a sales transaction. Also includes insurance contracts that are generally stated at cash surrender value.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. While we believe our valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

Defined Contribution Retirement Plans

We sponsor a defined contribution retirement plan named the Wells Fargo & Company 401(k) Plan (401(k) Plan). The Wachovia Savings Plan was acquired December 31, 2008, and merged with the 401(k) Plan effective December 31, 2009. We also sponsored a frozen defined contribution plan, the A.G. Edwards, Inc. Retirement & Profit Sharing Plan (“AGE Plan”), which resulted from a company acquired by Wachovia. The AGE Plan merged with the 401(k) Plan on July 1, 2011. Under the 401(k) Plan, after one month of service, eligible employees may contribute up to 50% of their certified compensation, although there may be a lower limit for certain highly compensated employees in order to maintain the qualified status of the 401(k) Plan. Eligible employees who complete one year of service are eligible for company matching contributions, which are generally dollar for dollar up to 6% of an employee's certified compensation. Effective January 1, 2010, previous and future matching contributions are 100% vested for active participants.

In 2009, the 401(k) Plan was amended to permit us to make discretionary profit sharing contributions. Based on 2011, 2010 and 2009 earnings, we committed to make a contribution in shares of common stock to eligible employees' 401(k) Plan accounts equaling 2% of certified compensation for 2011 and 2010, and 1% of certified compensation for 2009, respectively, which resulted in recognizing $311 million, $316 million and $150 million of defined contribution retirement plan expense recorded in 2011, 2010 and 2009, respectively. Total defined contribution retirement plan expenses were $1,104 million, $1,092 million and $862 million in 2011, 2010 and 2009, respectively.

Other Expenses

Expenses exceeding 1% of total interest income and noninterest income in any of the years presented that are not otherwise shown separately in the financial statements or Notes to Financial Statements were:

	Year ended December 31,
(in millions)	2011	2010	2009
Outside professional services	$2,692	2,370	1,982
Contract services	1,407	1,642	1,088
Foreclosed assets	1,354	1,537	1,071
Operating losses	1,261	1,258	875
Outside data processing	935	1,046	1,027
Postage, stationery and supplies	942	944	933
Insurance	515	464	845